                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      Remington Oil and Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

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        -----------------------------------------------------------------------

   (4)  Date Filed:

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

REMINGTON OIL AND GAS
CORPORATION

Proxy Statement and
Notice of Annual Meeting

Meeting Date May 24, 2004

LETTER TO OUR STOCKHOLDERS

To Our Stockholders:

      I cordially invite all of our Stockholders to the Park Cities Hilton in Dallas, Texas, at 9:00 a.m. on May 24, 2004, for our Annual Meeting. This proxy statement and proxy card are sent to you in connection with the Annual Meeting. Also enclosed is a copy of our annual report.

      Please vote as soon as possible. We look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ JAMES A. WATT
                                            James A. Watt
                                            President and Chief Executive
                                            Officer
                                            Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS-
MAY 24, 2004

TIME

9:00 a.m. CDT, on Monday, May 24, 2004

PLACE

Park Cities Hilton
5954 Luther Lane
Dallas, Texas

BUSINESS

(1) Elect a Board of Directors of 7 members, and
(2) To consider and vote upon the Remington Oil and Gas Corporation 2004 Stock Incentive Plan
(3) Transact all other business that may properly come before the meeting.

DOCUMENTS

The Proxy Statement, proxy card, and Remington Oil and Gas Corporation's 2003 Annual Report are included in this mailing.

RECORD DATE

Stockholders owning common stock of the Company at the close of business on March 31, 2004, are entitled to vote at the Annual Meeting.

VOTING

Even if you plan to attend the meeting in person, please provide us your voting instructions by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

BY ORDER OF THE
BOARD OF DIRECTORS -- March 22, 2004

/S/ J. BURKE ASHER

J. Burke Asher
Secretary

TABLE OF CONTENTS


Questions and Answers.......................................    1
Proposal No. 1..............................................    3
Corporate Governance -- Our Directors and Officers..........    3
Corporate Governance -- Board Compensation and Committees...    8
Independent Public Accountants..............................   10
Audit Committee Report......................................   12
Executive Compensation......................................   13
Equity Compensation Plans...................................   14
Pension Plans...............................................   16
Change in Control Arrangements and Employment Contracts.....   18
Board Compensation Committee Report on Executive
  Compensation..............................................   20
Proposal No. 2..............................................   22
Performance Graph...........................................   32
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Certain Beneficial Owners......   33
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Management.....................   33
Certain Relationships and Related Transactions..............   35
Audit Committee Charter.....................................  A-1
Remington Oil and Gas Corporation 2004 Stock Incentive
  Plan......................................................  B-1

                                       (i)

QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND CARD?
A: The Board of Directors of Remington Oil and Gas Corporation is soliciting your proxy for the 2004 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at 9:00 a.m. CDT on Monday, May 24, 2004, at the Park Cities Hilton, Dallas, Texas. This Proxy Statement and card are initially being provided to stockholders on or about April 20, 2004.

Q: WHAT AM I VOTING ON?
A: The election of seven directors (who will constitute the Company's Board of Directors) and the adoption of our 2004 Stock Incentive Plan.

Q. WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on March 31, 2004. Each share of common stock is entitled to one vote. As of March 31, 2004, there were 27,012,801 shares of Remington common stock outstanding.

Q: HOW DO I GIVE VOTING INSTRUCTIONS?
A: You may attend the meeting and vote and give instructions in person or by mail. Instructions are on the proxy card. The persons named on the proxy card will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: MAY I CHANGE MY VOTE?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's secretary before the meeting. The Company's executive offices are located at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211. The telephone number is (214) 210-2650.

Q: HOW DO I VOTE IF I HOLD MY STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE?
A: Only stockholders of record as of March 31, 2004, are entitled to vote. If you hold your shares through a broker, bank, or other nominee, you hold your shares in "street name." You most likely will receive a request for voting instructions from the record holder through whom you hold your shares. Follow the instructions in such a request in order for the record holder to follow your voting wishes.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: You will receive a proxy card for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: WHAT CONSTITUTES A QUORUM?
A: A majority of the outstanding shares of the Company must be represented at the meeting, whether in person or by proxy, for there to be a quorum for the meeting. For purposes of determining the existence of a quorum so that business may be conducted at the meeting, abstentions are counted as are properly executed proxies which withhold voting authority on any matter. Abstentions for purposes of tabulating the vote have the same effect as a vote against Proposal 2, and broker non-votes will have no effect on the outcome of Proposal 2. A proxy withholding voting authority to vote for a director will not affect the outcome of the election of directors, since the affirmative vote of a plurality of shares cast at the meeting is required for election of directors.

Q: WHO PAYS THE EXPENSE OF SOLICITING PROXIES?
A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company may solicit proxies to have a larger representation at the meeting.

Q: ARE THERE ANY OTHER MATTERS WHICH MAY BE BROUGHT BEFORE THE MEETING?
A: The Board of Directors knows of no matters to be brought before the meeting other than the election of directors and consideration of the 2004 Stock Incentive Plan discussed in this Proxy Statement.

Q: IF THERE ARE MULTIPLE STOCKHOLDERS ASSOCIATED WITH MY ONE ADDRESS, WILL WE RECEIVE ONLY ONE ANNUAL REPORT?
A: Certain holders of record may forward only one copy of our annual report per address. If a stockholder desires additional copies, the request can be made by telephone or in writing to: Corporate Secretary, Remington Oil and Gas Corporation, 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211, (214) 210-2650. All requests for additional annual reports will be processed promptly.

Q: DOES THE COMPANY HAVE A NOMINATING COMMITTEE CONSISTING OF ONLY INDEPENDENT DIRECTORS?
A: Yes. All three members of the Nominating and Corporate Governance Committee are independent.

Q: HOW IS THE COMPANY'S SLATE OF NOMINEES FOR DIRECTOR DETERMINED?
A: The Nominating and Corporate Governance Committee by a majority vote proposes a slate of directors to the full Board who must approve the slate by a majority vote in order for the slate to be presented at the Annual Meeting. Our By-Laws set forth the process under which stockholders may submit director nominations. The By-Laws as well as all of our other corporate governance documents are posted on our Website www.remoil.net.

Q: WHAT IS THE TIMETABLE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING?
A: Section 2.3 of our By-Laws sets forth the procedures for stockholder submission of director nominees and proposals. Under these procedures, and provided that the 2005 Annual Meeting is neither advanced more than 20 days nor delayed more than 70 days from the first anniversary of the 2004 Annual Meeting, the timetable for stockholder submissions will be not earlier than February 23, 2005, and no later than March 15, 2005. If our 2005 Annual Meeting is advanced more 20 days or delayed more than 70 days from the 2004 meeting anniversary date, to be timely the shareholder proposal must be delivered no later than the 70th day prior to the meeting date.

Q: HOW MANY INDEPENDENT DIRECTORS ARE THERE ON REMINGTON'S BOARD OF DIRECTORS?
A: At present our Board consists of seven members. Five members are independent and two members are officers of the Company. All of the current directors are standing for re-election and if all are re-elected, these seven directors will constitute the entire board.

Q: WHAT BOARD COMMITTEES ARE THERE AND HOW ARE THEIR MEMBERS AND CHAIRMEN SELECTED?
A: There are currently four standing committees of the Board: Audit, Compensation, Nominating and Corporate Governance, and Executive. The members of these committees and their chairmen are selected by a vote of the Board. All members of the Audit, Nominating and Corporate Governance, and Compensation committees must be independent directors.

Q: DO YOU INTEND TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS?
A: Under our By-Laws, the Board may fill vacancies on the Board, or the Nominating and Corporate Governance Committee can propose a slate of directors that results in an increase in the size of the Board. Board size is an issue to be studied as the Board considers appropriate.

Q: HOW DO I CORRESPOND WITH THE LEAD NON-MANAGEMENT DIRECTOR?
A: David E. Preng is the current Lead Non-Management Director. Mr Preng's address is: 2925 Briarpark, Suite 1111, Houston, Texas 77042.

PROPOSAL NO. 1
ELECTION OF A SLATE OF SEVEN DIRECTORS

- The Nominating and Corporate Governance Committee and the full Board unanimously nominated the following for election as directors:

- John E. Goble, Jr. (age 57, director since 1997)
- William E. Greenwood (age 65, director since 1997)
- Robert P. Murphy (age 45, director since 2003)
- David E. Preng (age 57, director since 1997)
- Thomas W. Rollins (age 72, director since 1996)
- Alan C. Shapiro (age 58, director since 1994)
- James A. Watt (age 54, director since 1997)

- The nominees if elected will constitute the entire Board of Directors, and each has consented to serve until the Annual Meeting in the year 2005.

- The Nominating and Corporate Governance Committee Charter, our Corporate Governance Guidelines which contain the qualifications for directors, as well as all of our other corporate governance documents are available on our website, www.remoil.net.

- The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

- The Board of Directors recommends a vote "For" the nominees listed in Proposal No. 1.

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS

The following information relates to the members of our Board of Directors or executive officers during 2003. Each current director holds office until the 2004 Annual Meeting or until his earlier resignation or removal. Each director re-elected at the 2004 Annual Meeting shall serve until the 2005 Annual Meeting or his earlier resignation or removal. Executive officers hold their respective offices at the pleasure of the Board of Directors.

CURRENT DIRECTORS ALL OF WHOM ARE STANDING FOR RE-ELECTION

JOHN E. GOBLE, JR., CPA Age: 57

Positions with us:
- Director since April 1997
- Member -- Audit Committee (Chairman)
- Member -- Compensation Committee

Employment:
- Byrd Investments -- Investment and financial advisor since 1986

Outside directorships:
- Miracle of Pentecost Foundation

Education:
- Bachelor of Business Administration -- Southern Methodist University

WILLIAM E. GREENWOOD   Age: 65

Positions with us:
- Director since April 1997
- Member -- Audit Committee
- Member -- Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Employment:
- Consultant since 1995
- Director and Chief Operating Officer -- Burlington Northern Railroad Corporation from 1990 until 1994

Outside directorships:
- Transport Dynamics Inc. (Chairman)
- President -- Mendota Museum and Historical Society

Education:
- Bachelor of Science -- Marquette University

ROBERT P. MURPHY       Age: 45

Positions with us:
- Chief Operating Officer since October 2000 and Senior Vice
  President/Exploration & Production since July 1999
- Vice President/Exploration, January 1998-June 1999
- Director since May 2003

Previous employment:
- Director -- Cairn Energy USA, Inc., May 1996-November 1997
- Vice President -- Exploration -- Cairn Energy USA, March 1993-January 1998
- Exploration Geologist -- Cairn Energy USA, 1990-March 1993

Education:
- Bachelor of Science in Geology -- The University of Texas at Austin
- Master of Science in Geosciences -- The University of Texas at Dallas

DAVID E. PRENG         Age: 57

Positions with us:
- Director since April 1997
- Lead Non-Management Director
- Member -- Nominating and Corporate Governance Committee (Chairman)
- Member -- Compensation Committee
- Member -- Executive Committee

Employment:
- Chief Executive Officer and President since 1980 -- Preng and Associates, an international executive search firm specializing in the energy industry

Outside directorships:
- Director -- Community National Bank
- Director -- National Association of Corporate Directors, Houston Chapter
- Director -- Texas A&M University International Board
- Fellow -- Institute of Directors

Education:
- Bachelor of Science in Business Administration -- Marquette University
- Master of Business Administration -- DePaul University

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

THOMAS W. ROLLINS      Age: 72

Positions with us:
- Director since July 1996
- Member -- Nominating and Corporate Governance Committee
- Member -- Executive Committee (Chairman)

Employment:
- Chief Executive Officer since 1985 -- Rollins Resources, a natural gas and oil consulting firm
- Previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company and Felmont Oil Corporation.

Outside directorships:
- Director -- Galaxy Energy Corporation, a publicly traded oil and gas exploration and production company currently with properties in Wyoming, Northeast Texas, Montana and Europe
- Director -- Pheasant Ridge Winery
- Director -- The Teaching Company
- Director -- Nature Conservancy of Texas

Education:
- Geological Engineering Degree and Distinguished Graduate Medalist -- The Colorado School of Mines

ALAN C. SHAPIRO        Age: 58

Positions with us:
- Director since May 1994
- Member -- Compensation Committee (Chairman)
- Member -- Audit Committee

Employment:
- The Ivadelle and Theodore Johnson Professor of Banking and Finance in the Department of Finance and Business Economics, Marshall School of Business, University of Southern California, since 1992
- Chairman of the Department of Finance and Business Economics, University of Southern California, 1993-1998
- Frequent consultant and expert witness to business and government

Publications:
- Multinational Financial Management, a best selling textbook used in MBA programs worldwide
- Numerous other books and articles

Education:
- Bachelor of Arts in Mathematics -- Rice University
- Ph.D. in Economics -- Carnegie Mellon University

JAMES A. WATT          Age: 54

Positions with us:
- Chief Executive Officer since February 1998
- President since March 1997
- Chairman since May 2003
- Director since September 1997
- Member -- Executive Committee

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and President since January 1999
- CKB & Associates, Inc.
  -- Director and President since January 1999

Previous employment highlights:
- Vice President/Exploration -- Seagull E&P, Inc., 1993-1997
- Vice President/Exploration and Exploitation -- Nerco Oil & Gas, Inc.,
  1991-1993

Outside directorships:
- Director -- Suzuki Institute of Dallas

Education:
- Bachelor of Science in Physics -- Rensselaer Polytechnic Institute

EXECUTIVE OFFICERS NOT ALSO SERVING AS DIRECTORS

STEVEN J. CRAIG        Age: 52

Positions with us:
- Senior Vice President/Planning and Administration since April 1997

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and Vice President since January 1999
- CKB & Associates, Inc.
  -- Director and Vice President since January 1999

Education:
- Bachelor of Arts in Economics -- Southern Methodist University
- Master of Business Administration in Finance and Quantitative
  Analysis -- Southern Methodist University

J. BURKE ASHER         Age: 63

Positions with us:
- Vice President/Finance since December 1997
- Secretary since October 1996

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Treasurer and Assistant Secretary since March 1997
- CKB & Associates, Inc.
  -- Treasurer and Assistant Secretary since March 1997

Education:
- Bachelor of Science in Economics -- The Wharton School of the University of Pennsylvania

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

GREGORY B. COX         Age: 50

Positions with us:
- Vice President/Exploration since January 2002
- Exploration Manager from October 1997 to December 2001

Education:
- Bachelor of Science in Geology -- University of Texas at Arlington

EDWARD V. HOWARD, CPA  Age: 40

Positions with us:
- Vice President/Controller since March 1992
- Assistant Secretary since October 1997

Education:
- Bachelor of Business Administration -- West Texas State University

Except for Mr. Rollins' position as a director of Galaxy Energy Corporation and his consulting practice, no director has a significant personal interest in the exploration, development or production of oil and gas. Mr. Rollins is required to abstain on matters in which there may be a conflict of interest between us and Galaxy or one of his clients. We believe that Galaxy has no current activities in our areas of interest.

We have adopted a code of ethics (our "Code of Business Conduct and Ethics" previously filed with the Commission and accessible on our website) that applies to all directors and employees including our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

LITIGATION INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

We know of no reportable litigation involving the directors or executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon our review of Forms 3, 4, and 5 received by us for 2003, all persons required by Section 16(a) of the Securities Exchange Act of 1934 ("the Act") to file such forms complied with Section 16(a) of the Act.

CORPORATE GOVERNANCE-
BOARD COMPENSATION AND COMMITTEES

COMPENSATION OF DIRECTORS

- Only non-employee directors are compensated for Board service

- Compensation includes:

  -- Annual retainer of $20,000

  -- $1,000 per Board meeting attended

  -- Committee meeting fee of $750 per meeting attended by committee members or $1,000 for the committee chairman per meeting attended, if on a different day than a full Board meeting

  -- Eligible for awards of Stock Options

  -- Eligible for stock grant (see discussion of Contingent Stock Grants under Equity Compensation Plans)

  -- Directors are entitled to reimbursement of Company related out-of-pocket expenses

  -- We provide directors and officers insurance and indemnification to the full extent allowed by law

  -- All or part of a director's Board compensation may be received in Company stock in accordance with the Non-Employee Director Stock Purchase Plan

- There were six Board meetings in 2003

- All directors attended at least 75% of the meetings and each director is expected to attend our annual meeting

- In 2003 current non-employee directors each were awarded 10,000 non-qualified stock options with exercise prices of $18.81, exercisable one year after the date of grant.

- In 2003 each non-employee director (except David H. Hawk) became vested in 4,776 shares of the 23,880 restricted shares of our common stock that they had been granted on January 24, 2001, under the Contingent Stock Grants discussed in the Equity Compensation Plans section of this Proxy Statement. As of December 31, 2003, each non-employee director held 14,328 unvested shares with a market value of $282,118. These unvested shares will not actually be issued until the vesting period has been fulfilled by the director. The value of the unvested stock as of December 31, 2003, is based on the closing price of our common stock on that date, which was $19.69 per share. Dividends, if any, paid by us will not be paid on the unvested shares.

NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

- This plan was approved by our stockholders December 4, 1997

- Each non-employee director may, once a year, elect to receive all or part of his Board compensation in our common stock

- The number of shares received equals 150% of the cash amount of compensation divided by the closing market price of our common stock on the day the cash fees would be payable

- Shares received under this plan may not be transferred for one year after issuance

- Shares may be transferred earlier than one year in the case of a director's death, disability or departure from the Board

- During the restricted transfer period the director may vote the stock and receive any dividends

- The Board may terminate this plan at any time

- Shares received under plan for 2003:

   -- John E. Goble, Jr........  983 shares in lieu of $12,000 cash
   -- William E. Greenwood.....  3,297 shares in lieu of $40,250 cash
   -- David H. Hawk............  665 shares in lieu of $8,000 cash
   -- James Arthur Lyle........  1,105 shares in lieu of $13,000 cash
   -- David E. Preng...........  3,513 shares in lieu of $43,000 cash
   -- Thomas W. Rollins........  656 shares in lieu of $8,000 cash
   -- Alan C. Shapiro..........  2,903 shares in lieu of $35,500 cash.

- BOARD COMMITTEES

- Audit Committee:

- Members are Mr. Goble, Mr. Greenwood, and Dr. Shapiro

- Met five times in 2003

- The Audit Committee and its functions are governed by an Audit Committee Charter adopted by our Board of Directors. At its meeting on April 2, 2004, the Board of Directors amended the Audit Committee Charter to

CORPORATE GOVERNANCE-
BOARD COMPENSATION AND COMMITTEES - CONTINUED

  provide for greater specificity relating to employee accounting complaints as well as to provide the Audit Committee Chairman the authority to approve a limited amount of accounting fees subject to ratification by a majority of the Audit Committee acting as a whole. The Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A. The Audit Committee Report is included on page 12 in this Proxy Statement

- Compensation Committee:

- Members are Dr. Shapiro, Mr. Preng, and Mr. Goble

- Met twice in 2003

- Evaluates performance of executive officers and approves their compensation

- Approves compensation for other employees

- Administers the Company's long-term incentive compensation plans

- Oversight responsibility for Company's pension and 401(k) plans

- The Nominating and Corporate Governance Committee:

- Met twice in 2003

- Members are Mr. Preng, Mr. Greenwood, and Mr. Rollins

- The Nominating and Corporate Governance Committee's primary purposes are to identify individuals qualified to become members of the Board of Directors, and to recommend a slate of directors to the Board of Directors for election at the Company's annual meeting or, if requested by the Board of Directors, recommend director candidates to fill a vacancy on the Board; to assist in the development of the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics

- Executive Committee:

- Members are Mr. Preng, Mr. Rollins, and Mr. Watt

- Met twice in 2003

- Has authority to perform in place of the Board of Directors except for matters relating to amending the Certificate of Incorporation, declaring dividends, adopting a merger agreement, recommending to the stockholders a sale or dissolution of the Company, removing or indemnifying directors, and amending the By-Laws

- Non-employee Directors:

  Apart from their meetings in connection with scheduled Board of Directors meetings, the five non-employee directors (all of whom are independent directors) met three times in 2003. Two of the meetings excluded company executives. The meetings were held to attend a continuing education program and to discuss outside of the presence of company executive officers the direction of the company and board evaluations. The third meeting was to visit and observe one of our offshore facilities.

From time to time, other committees of the Board of Directors may be established for special purposes.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our principal independent public accountants. Ernst & Young performed our audits for the fiscal years ended December 31, 2002 and 2003. A representative of Ernst & Young is expected to be present at our Annual Meeting. The representative will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

On April 17, 2002, our Board of Directors, based on the recommendation of our Audit Committee, dismissed Arthur Andersen as our principal independent public accountants and selected Ernst & Young. Arthur Andersen had been our principal independent public accountants since 1996. There had been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scopes or procedures during that period. Our principal independent public accountants' report on the financial statements for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years prior to the engagement of Ernst & Young, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

In addition to retaining Ernst & Young to audit our financial statements for 2003, we retained Ernst & Young, as well as other accounting firms to provide tax and other advisory related services in 2003. Because we recognize the importance of Ernst & Young maintaining objectivity in their audits, Ernst & Young will not be engaged to perform any accounting, tax, or advisory work which they will be placed in judgment of as part of their audit of our financial statements. In addition, the Audit Committee must approve any engagement of Ernst & Young apart from their engagement as our auditors.

As discussed earlier in this proxy statement, our Board of Directors has amended the Audit Committee Charter to allow the Chairman of the Audit Committee to approve up to $50,000 in fees with Ernst & Young over and above the amount authorized in our primary engagement letter with Ernst & Young. Any authorization by the Audit Committee Chairman of such additional fees is subject to ratification by at least a majority of the Audit Committee acting as a whole. Further, the Audit Committee has approved the engagement of Ernst & Young up to a fee limit of $10,000 for the undertaking of a tax study in event our management should wish to so engage Ernst & Young for such a study. Other than as discussed above, we have no pre-approved arrangements with Ernst & Young. The Audit Committee approved all of the services relating to the fees shown below.

FEES

For the fiscal years ended December 31, 2003, and December 31, 2002, we incurred the following charges from Ernst & Young in connection with their services:

TYPE OF FEES                                                     2003       2002
------------------------------------------------------------   --------   --------
Audit Fees..................................................   $196,470   $170,000
Audit Related Fees..........................................          0          0
Tax Fees....................................................     92,504          0
All Other Fees..............................................          0      4,800
                                                               --------   --------
  Total.....................................................   $288,974   $174,800

In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees we paid Ernst & Young for professional services for the audit of our consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Q, and for services that are normally provided by the accountant in connection with regulatory filings or engagements including comfort letters, consents, and assistance with review of documents filed with the Commission; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for preparation of compliance reports for our retirement plans.

AUDIT COMMITTEE REPORT

The Audit Committee, consisting solely of independent directors, submits the following report:

The Audit Committee of our Board of Directors consists of the three directors named below. Each member of the committee is an independent director and financially literate, as defined in the New York Stock Exchange listing standards. In addition, our Board of Directors has determined that all three members are independent and that John E. Goble, Jr. is an Audit Committee Financial Expert as defined by Securities and Exchange Commission rules. Our Audit Committee Charter, as recently amended, which contains among other things the Audit Committee's key practices, is set forth in full as Appendix A to this Proxy Statement.

During 2003 the Committee met five times.

On April 17, 2002, the Company dismissed Arthur Andersen as its independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for fiscal year 2002 (see the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2002).

In discharging its oversight responsibility as to the audit process, the Committee obtained from Ernst & Young a formal written statement describing all relationships between Ernst & Young and the Company that might bear on Ernst & Young's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" discussed with Ernst & Young any relationships that may affect their objectivity and independence, including the compatibility of non-audit services with Ernst & Young's independence; and satisfied itself as to Ernst & Young's independence. The Committee also discussed with management and Ernst & Young the quality and adequacy of the Company's internal controls.

The Committee discussed and reviewed with Ernst & Young all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of Ernst & Young's examination of the financial statements, including quarterly unaudited financial statements.

The Committee reviewed the audited financial statements of the Company for the year ended December 31, 2003, with management and Ernst & Young.

Based on the above-mentioned review and discussions with management and Ernst & Young, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

John E. Goble, Jr. -- Chairman
William E. Greenwood
Alan C. Shapiro

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by the Company during 2003, 2002, and 2001 to the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus in 2003 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                              -----------------------
                                                  ANNUAL COMPENSATION                      SECURITIES
                                            -------------------------------   RESTRICTED   UNDERLYING
                                                               OTHER ANNUAL     STOCK       OPTIONS/     ALL OTHER
NAME AND                           FISCAL   SALARY     BONUS   COMPENSATION     AWARDS       SAR'S      COMPENSATION
PRINCIPAL POSITION                  YEAR      ($)       ($)       ($)(1)         ($)          (#)          ($)(4)
------------------                 ------   -------   -------  ------------   ----------   ----------   ------------
James A. Watt....................   2003    400,008   358,000        --             --       35,000        1,242
  Chief Executive                   2002    360,000   252,000        --             --(2)    35,000        1,242
  Officer and President             2001    320,004   405,000        --        768,351(3)    35,000        1,242
Robert P. Murphy.................   2003    290,004   300,000        --             --       30,000          540
  Chief Operating Officer and       2002    275,004   159,000        --             --       32,000          540
  Senior Vice President/            2001    225,000   200,000        --        517,164(3)    25,000          480
  Exploration and Production
Gregory B. Cox...................   2003    174,000   105,000        --             --       18,000          822
  Vice President/                   2002    167,004    57,000        --             --       20,000          511
  Exploration                       2001    147,000    45,000        --        372,351(3)    15,000          439
Steven J. Craig..................   2003    171,000    70,000        --             --       12,000          806
  Senior Vice President/            2002    165,000    41,000        --             --       18,000          773
  Planning and Administration       2001    125,808    46,000        --        338,964(3)    12,000          364
J. Burke Asher...................   2003    155,004    65,000        --             --       11,000        2,059
  Vice President/Finance            2002    150,000    37,000        --             --       17,500        1,980
  and Secretary                     2001    119,600    44,000        --        322,703(3)    11,500        1,505

---------------

(1) No amount is included, as it is less than the lower of $50,000 or 10% of the total salary and bonus of the individual for the year.

(2) Effective March 17, 1997, in connection with his initial employment agreement, Mr. Watt was awarded 15,000 restricted shares of common stock, which vested and became unrestricted 20% per year from the effective date.

(3) On January 24, 2001, contingent grants of common stock became effective as follows: Mr. Watt 62,089 shares; Mr. Murphy 41,791 shares; Mr. Cox 30,089 shares; Mr. Craig 27,391 shares; and Mr. Asher 26,077 shares. The closing price of our common stock on that date was $12.375 per share. For Mr. Cox, the shares vest 50% on June 17, 2002, and 25% each on June 17, 2003 and 2004. For the other officers listed above, the shares vest 20% annually beginning January 17, 2002. Except in the event of death, long-term disability, or change of control, the officers will forfeit unvested shares if their employment with us terminates prior to the vesting dates. As of December 31, 2003, Mr. Watt held 37,254 shares of unvested stock with an aggregate market value of $733,531; Mr. Murphy held 25,075 shares of unvested stock with an aggregate market value of $493,727; Mr. Cox held 7,523 shares of unvested stock with an aggregate market value of $148,128; Mr. Craig held 16,435 shares of unvested stock with an aggregate market value of $323,605; and Mr. Asher held 15,647 shares of unvested stock with an aggregate market value of $308,089. These unvested shares will not actually be issued until the vesting period has been fulfilled by the officer. The value of the unvested stock as of December 31, 2003, is based on the closing price of our common stock on that date, which was $19.69 per share. Dividends, if any, paid by us will not be paid on the unvested shares.

(4) These amounts are for group term life insurance premiums paid by the Company.

See "Change in Control Arrangements and Employment Contracts" below.

EQUITY COMPENSATION PLANS

STOCK OPTION PLANS

We have stock option plans for our employees and directors because we believe these options act as both an incentive and a reward for the long-term growth of our Company. The core of our stock option program has been the 1997 stock option plan. Both directors and employees are eligible for options under this plan. However, options for fewer than 50,000 shares remain ungranted under this plan. We do not anticipate further grants under this plan if the 2004 Stock Incentive Plan is approved by our stockholders. Significant attributes of the 1997 plan include the following:

- Approved by the stockholders

- Administered by the Compensation Committee of our Board of Directors

- Subject to adjustments, up to 3,750,000 shares of our common stock may be issued under the plan

- Up to 25% of issuable shares may be issued to any single individual

- Both qualified incentive and non-qualified options may be issued

- No options may be granted after December 4, 2007

The importance of whether an option is granted as a qualified incentive option or a non-qualified option is mainly tax driven. If an option is an incentive option, the exercise price can be no less than the fair market value on the date of grant. Additional details concerning the 1997 stock option plan are contained in the plan itself. For a copy of the plan, call Investor Relations at (214) 210-2650.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                         --------------------------------------------------
                                         NUMBER OF     PERCENT OF
                                         SECURITIES   TOTAL OPTIONS
                                         UNDERLYING    GRANTED TO     EXERCISE                GRANT DATE
                                          OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION    PRESENT
NAME                                      GRANTED      FISCAL YEAR    $/SHARE       DATE      VALUE $(1)
----                                     ----------   -------------   --------   ----------   ----------
James A. Watt..........................    35,000          12%         18.81      12/15/13     435,361
Robert P. Murphy.......................    30,000          10%         18.81      12/15/13     373,167
Gregory B. Cox.........................    18,000           6%         18.81      12/15/13     223,900
Steven J. Craig........................    12,000           4%         18.81      12/15/13     149,267
J. Burke Asher.........................    11,000           4%         18.81      12/15/13     136,828

---------------

(1) We determined these values using the Black-Scholes option pricing model with the following assumptions: stock price volatility of 65.19%; interest rate based on the yield to maturity of a 7-year Treasury security; exercise in the tenth year; and a dividend rate of zero. We made no adjustments for nontransferability or risk of forfeiture. Our use of this model does not constitute an endorsement or an acknowledgment that such model can accurately determine the value of options. No assurance can be given that the actual value, if any, realized by an executive upon the exercise of these options will approximate the estimated values calculated by using the Black-Scholes model.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               NUMBER OF                  UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                SHARES        VALUE     OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END ($)(2)
                              ACQUIRED ON   REALIZED    ---------------------------   ---------------------------
NAME                           EXERCISE      ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   ---------   -----------   -------------   -----------   -------------
James A. Watt...............    137,638     1,853,567     253,514        70,000        3,484,948       141,051
Robert P. Murphy............     37,504       560,883     138,237        59,667        1,772,734       117,005
Gregory B. Cox..............     48,546       684,752      51,787        36,333          571,457        71,556
Steven J. Craig.............     22,564       301,138      24,033        28,000          244,454        58,520
J. Burke Asher..............         --            --      76,500        26,499          957,194        56,062

---------------

(1) Computed as the number of securities multiplied by the difference between the option exercise price and the mean of the high and low price of our common stock on the date of exercise.

(2) Computed as the number of securities multiplied by the difference between the option exercise prices and the closing price of our common stock on December 31, 2003.

CONTINGENT STOCK GRANTS

In 1999, the Board of Directors approved contingent awards of stock to employees and directors totaling 679,937 shares of our common stock. The number of shares awarded to each employee and director was based on the employee's annual base salary as of June 17, 1999, or in the case of non-employee directors, $100,000, divided by $4.19, which was the closing stock price on June 17, 1999. In order for the grant to become effective, our stock had to close above a trigger price of $10.42 for 20 consecutive trading days within 5 years of the grant date. This trigger was achieved on January 24, 2001. Recipients of the grant must remain an employee or a director during the vesting schedules in order to receive the shares. Employees and directors individually elected one of two vesting periods. The first vesting schedule has 50% percent of the grant vesting on June 17, 2002, with an additional 25% vesting on June 17, 2003, and the final 25% vesting on June 17, 2004. 264,863 shares are subject to this vesting schedule. The second vesting option has 20% of the grant vesting on January 17, 2002, with an additional 20% vesting on each successive January 17 through 2006. 380,762 shares are subject to the second vesting schedule. While 679,937 shares of restricted stock were granted in 1999, as of April 2, 2004, 645,625 shares are subject to the grant because a director voluntarily surrendered 23,880 shares, a new employee was granted 6,535 shares, and employee and director terminations resulted in the forfeiting of 16,967 shares. The number of shares subject to the grant may decrease to the degree that participants fail to remain with us during the vesting period. In the event of a participant's death while employed or serving as a director with us, or an employee reaching the retirement age of 65 or receiving long term disability benefits while employed with us, a grant becomes 100% vested. In addition, the grants can become 100% vested upon a change of control.

PENSION PLANS

Our defined benefit pension plans provide retirement and other benefits to eligible employees upon reaching the "normal retirement age," which is age 65 or after 3 years of service (5 years if employment terminated prior to January 1, 2001), if later. Directors who are not also employees of the Company are not eligible to participate in the plans. Employees are eligible to participate on January 1 following the completion of six months of service or the attainment of age 20 1/2, if later. Additional provisions are made for early or late retirement, disability retirement and benefits to surviving beneficiaries. At normal retirement age, an eligible employee will receive a monthly retirement income equal to 35% of his or her average monthly compensation during the three consecutive calendar years in the prior 10 years which provide the highest average compensation, plus 0.65% of such average compensation in excess of the amount shown in the Social Security Covered Compensation Table (as published annually by the Internal Revenue Service) multiplied by his or her years of service, limited to 35 years. If an employee terminates employment (other than by death or disability) before completion of three years of service (five years if employment terminated prior to January 1, 2001), no benefits are payable. If an employee terminates employment after three years of service (five years if employment terminated prior to January 1, 2001), the employee is entitled to all pro rata accrued benefits. The following table illustrates the annual pension for plan participants that retire at "normal retirement age" in 2003:

                               PENSION PLAN TABLE

                                                   YEARS OF SERVICE(1)(3)(4)
AVERAGE                                   --------------------------------------------
COMPENSATION(1)(2)                          15       20       25       30        35
------------------                        ------   ------   ------   -------   -------
($)                                        ($)      ($)      ($)       ($)       ($)
125,000.................................  51,667   54,306   56,945    59,584    62,223
150,000.................................  62,855   66,306   69,758    73,209    76,661
175,000.................................  74,042   78,306   82,570    86,834    91,098
200,000.................................  85,230   90,306   95,383   100,459   105,536
225,000.................................  85,230   90,306   95,383   100,459   105,536
250,000.................................  85,230   90,306   95,383   100,459   105,536
300,000.................................  85,230   90,306   95,383   100,459   105,536
400,000.................................  85,230   90,306   95,383   100,459   105,536
450,000.................................  85,230   90,306   95,383   100,459   105,536
500,000.................................  85,230   90,306   95,383   100,459   105,536

---------------

(1) As of December 31, 2003, the Internal Revenue Code does not allow qualified plan compensation to exceed $200,000 or the benefit payable annually to exceed $160,000. The Internal Revenue Service will adjust these limitations for inflation in future years. When the limitations are raised, the compensation considered and the benefits payable under the pension plans will increase to the level of the new limitations or the amount otherwise payable under the pension plans, whichever amount is lower.

(2) Subject to the above limitations, compensation in this table is generally equal to all of a participant's cash compensation paid in a fiscal year (the total of Salary, Bonus, and Other Annual Compensation in the Summary Compensation Table). Average compensation in this table is the average of a plan participant's compensation during the highest three consecutive years out of the prior 10 years.

(3) The estimated credited service at December 31, 2003, for the executive officers shown in the Summary Compensation Table is as follows: James A. Watt (7 years), Robert P. Murphy (6 years), Steven J. Craig (9 years), J. Burke Asher (7 years), and Gregory B. Cox (6 years).

(4) The normal form of payment is a life annuity for a single participant or a 50% joint and survivor annuity for a married participant. Such benefits are not subject to a deduction for Social Security or other offset amounts.

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS

All of our full-time regular employees are covered by a severance plan that we adopted in 1997. Under this plan, if an employee is involuntarily terminated, as that term is defined in the plan, the employee will be entitled to a payment of between two months base pay and eighteen months base pay depending on the employee's job and years of service. If an employee voluntarily quits, is terminated for cause as defined in the plan, dies, leaves due to a disability for which benefits are payable, or the termination is expected to be of short duration, the employee is not eligible for payment under the plan. In addition, under certain circumstances, a change in control could cause immediate vesting and triggering of stock options and contingent stock grants. As of December 31, 2003, if the contingent stock grants were vested by a change in control, it would result in the issuance of a maximum aggregate of 259,636 shares to directors and employees.

  Employment Agreements

We have employment agreements with James A. Watt, Robert P. Murphy, Gregory B. Cox, Steven J. Craig, and J. Burke Asher. The most significant terms of such agreements are summarized below:

        James A. Watt

        - Term of three years from January 31, 2000, subject to single year extensions by mutual agreement

        - Base salary of $270,000 a year, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 70% of base salary)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within 24 months of a change in control, other than for death, disability or cause, or if he leaves for good reason within the 24 month period

        Robert P. Murphy

        - Term of three years from September 30, 1999, subject to single year extensions by mutual agreement

        - Base salary of $175,000 a year, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 50% of base salary)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or if he leaves for good reason within the twelve month period

        Gregory B. Cox

        - Term of two years from April 30, 2002, subject to one year extensions by mutual agreement

        - Base salary of $167,000, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 35% of base salary)

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS - CONTINUED

        - If terminated prior to a change in control, without cause, he receives all accrued compensation and a pro rata bonus plus a severance payment in lieu of further compensation equal to 1 times his current base salary

        - He receives accrued compensation and a pro rata bonus and 2 times the sum of his base salary plus target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or if he leaves for good reason within the twelve month period

        Steven J. Craig and J. Burke Asher

        - Term of two years from September 30, 1999, subject to single year extensions by mutual agreement

        - Base salary of $114,200 (Mr. Craig) and $109,200 (Mr. Asher), subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 20% of base salary)

        - Severance payments similar to Robert Murphy's, except that Mr. Craig and Mr. Asher each receive 2 times the sum of his annual salary plus target bonus in connection with leaving employment within twelve months of a change in control

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Alan C. Shapiro, David E. Preng, and John E. Goble, Jr., served on the compensation committee in 2003. No executive officer or employee serves on the compensation committee of the Board. None of our executive officers serves on the board of directors of any other entity that has an executive officer serving on our Board.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

We believe that employing and retaining highly qualified and high performing executive officers is vital to our achievement of long-term business goals. To this end, the Compensation Committee of the Board of Directors (the "Committee") developed an executive compensation program which is designed to attract, retain, and incentivize such officers.

The philosophy is to develop a systematic, competitive executive compensation program which recognizes an executive officer's position and responsibilities, takes into account competitive compensation levels payable within the industry by similarly sized companies, and reflects both individual and Company performance.

The executive compensation program developed by the Committee is composed of the following three elements: (i) a base salary, (ii) a performance-based annual cash incentive (short-term), and (iii) a stock-based incentive (long-term). Under this program, short-term and long-term incentives are "at-risk" and are based on performance of the Company versus defined goals.

The Committee compiles data reflecting the compensation practices of a broad range of organizations in the oil and gas industry that are similar to us in size and performance. For both the base salary and annual cash incentives portion of executive compensation discussed below, the Committee adopted a philosophy of paying the executive officers at a level that is competitive and within the ranges reflected by the data compiled.

BASE SALARIES

Base salary is the portion of an executive officer's total compensation package that is payable for performing the specific duties and assuming the specific responsibilities defining the executive's position with the Company. The Committee's objective is to provide each executive officer a base salary that is competitive with peers.

ANNUAL CASH INCENTIVES

The Committee developed a performance-based annual cash incentive plan covering the executive officers and top managers. The objectives in designing the plan are to reward participants for accomplishing objectives which are generally measurable and increase shareholder value. Under the annual cash incentive plan, the Committee has established a "target" cash incentive award for each executive officer (including the Chief Executive Officer) that is payable based mostly upon the Company's achieving certain performance targets and, to a lesser extent, for achieving highly challenging individual performance objectives. The performance targets are increasing reserves and production; controlling finding and development costs, lease operating costs, and general and administrative costs; all of which are competitive with a peer group of oil and gas companies. The Committee also determined that award levels under the plan should be fiscally prudent and that total compensation levels should be limited to the amount deductible (generally $1,000,000 plus certain exclusions) under Section 162(m) of the Internal Revenue Code.

LONG-TERM STOCK-BASED INCENTIVES

We maintain a stock option plan for officers and other employees. The philosophy is to award stock options to selected plan participants based on their levels within the Company and upon individual merit. The plan is to grant stock options which are competitive within the industry for other individuals at the employee's level and which provide the employee a meaningful incentive to remain with the Company, to increase performance, and to focus on achieving long-term increases in shareholder value. Other factors the Committee considers in granting stock options include the employee's contributions toward achieving

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION - CONTINUED

the Company's long-term objectives, such as reserve and production growth, as well as the employee's contributions in achieving the Company's short-term and long-term profitability targets.

BASIS FOR CHIEF EXECUTIVE OFFICER COMPENSATION

For 2003, we paid Mr. Watt a salary of $400,008. The bonus paid in 2003 was $358,000, which exceeded the $280,000 target bonus, reflecting the Company's performance in 2003, which included increasing production by 25% over 2002 levels and increasing reserves by 4% over 2002 levels. Finding and development costs and overall cash costs were competitive with industry peers.

In December of 2003 we granted Mr. Watt stock options representing 35,000 shares of our common stock. These options were awarded in this amount based on his position in the Company and the merit of his performance as discussed above.

COMPENSATION COMMITTEE

Dr. Alan C. Shapiro -- Chairman
John E. Goble
David E. Preng

PROPOSAL NO. 2
APPROVAL OF
REMINGTON OIL AND
GAS CORPORATION'S
2004 STOCK
INCENTIVE PLAN

- The affirmative vote of a majority of shares present and entitled to vote is required for approval.

- The Board of Directors recommends a vote "For" the adoption of the 2004 Stock Incentive Plan.

The stockholders are being asked to consider and vote on a proposal to adopt the Remington Oil and Gas Corporation 2004 Stock Incentive Plan, referred to in this description as the Plan. The Plan was adopted by the Company's Board of Directors (referred to herein as the "Board"), subject to the approval of the stockholders. If the stockholders approve the Plan, it will be effective as of May 24, 2004. A copy of the Plan is attached to this proxy statement as Appendix
B. The description of the Plan contained herein is not intended to be complete and is qualified by reference to Appendix B, which contains the complete text of the Plan.

The purposes of the Plan are to (1) promote the Company's interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward our continued growth and success and (2) enable us to compete for the services of the individuals needed for our continued growth and success. To accomplish this purpose, the Plan provides for the grant to eligible persons of stock options, purchased stock, bonus stock, phantom stock, stock appreciation rights, restricted stock, performance awards, and other stock or performance-based awards consistent with the purposes of the Plan.

AVAILABLE SHARES

The maximum number of shares of common stock that may be issued under the Plan is equal to 2,000,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any one calendar year, the number of shares of common stock that may be issued or reserved for issuance as options to any one participant plus the number of such shares underlying stock appreciation rights that may be granted to that same participant shall not exceed 250,000 shares. To the extent shares cease to be issuable under an award made under the Plan, they will be available under the Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award or the vesting of a restricted stock award or similar award. Shares issued under the Plan may be authorized and unissued common stock, common stock held in or acquired in Company treasury or, if applicable, shares acquired in the open market. The closing market price per share of the common stock on the New York Stock Exchange as of April 2, 2004, was $19.79.

PERSONS ELIGIBLE TO PARTICIPATE

Except with respect to awards of incentive stock options, all employees and non-employee directors of the Company or its affiliates are eligible to participate in the Plan. The term "non-employee director" means any member of the board of directors who is not an employee of the Company, including any director emeritus. Incentive stock options may be awarded only to employees. In selecting employees and non-employee directors to receive awards, including the type and size of the award, the compensation committee of the Board (the "Committee") may consider any factors that it deems relevant. As of the date of this Proxy Statement, approximately 34 employees and 6 non-employee directors (5 elected directors and 1 director emeritus) are eligible to participate in the Plan.

ADMINISTRATION

The Plan will be administered by the Committee, which currently consists of three independent non-employee directors appointed by the Board. The Committee must consist of two or more "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as then in effect, and also an "outside director" within the meaning of Sec-
                                        22
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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

tion 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder. Our corporate governance documents currently require that the Committee be composed of three independent directors. All awards and any amendments thereto are subject to approval by the full Board and also subject to the provisions of the Plan. The Committee will (i) interpret the Plan and all awards under the Plan, (ii) make rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan. Any action taken or determination made by the Committee and approved by the Board pursuant to the Plan will be binding on all parties. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or an award granted thereunder.

TYPES OF AWARDS

The Plan provides for the grant of any or all of the following types of awards:
(i) stock options, including incentive stock options and non-qualified stock options; (ii) purchased stock; (iii) bonus stock; (iv) stock appreciation rights, either in tandem with stock options or freestanding; (v) phantom stock;
(vi) restricted stock awards; (vii) performance awards; and (viii) other stock or performance-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. Each type of award is discussed in more detail below.

Stock Options. Subject to approval by the Board and the terms of the Plan, the Committee has the authority to grant options, in such form as the Committee may from time to time approve. Subject to approval by the Board, the Committee also has the authority to determine whether options granted to employees will be incentive stock options or non-qualified options.

Except as described below, no option may be exercised later than the date which is ten years after the date of grant. The exercise price at which shares of common stock may be purchased upon the exercise of an option shall not be less than the fair market value. The fair market value of each share of common stock delivered will be deemed to be equal to the closing price on the New York Stock Exchange or other exchange or over-the-counter market on which such shares are trading for the date of the determination, or if no trade of the common stock has been reported for such date, the average of the high and low sales prices quoted on such exchange or the average of the closing bid and asked prices quoted on the market for the most recent trade prior to the determination date. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of the Company and its affiliates, then the exercise price at which shares of common stock may be purchased upon the exercise of such incentive option shall be equal to one hundred ten percent (110%) of the fair market value per share of common stock at the time of the grant and such incentive option may not be exercised later than five (5) years after the date of grant. No incentive stock option will be exercisable more than three (3) months after the holder thereof ceases to be an employee for any reason other than death or disability, or more than one (1) year after the holder thereof ceases to be an employee due to death or disability. The aggregate fair market value (determined as of the respective date or dates of grant) of shares of common stock for which one or more options granted to any employee under the Plan (or any other option

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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

plan of the Company or its affiliates) may for the first time become exercisable as incentive stock options during any one calendar year cannot exceed $100,000.

To exercise an option granted under the Plan, the person entitled to exercise the option must deliver to the Company payment in full of the exercise price for the shares being purchased, together with any required withholding tax unless other arrangements have been made with the Committee. The payment must be (i) in cash or check, (ii) with the consent of the Committee, in shares of common stock already owned by the person, or (iii) with the consent of the Committee, by sale through a broker. The exercise price for and the number of shares of common stock subject to existing options shall be subject to appropriate adjustments in the event that the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like. The Plan also permits the Committee to reprice options, but only with stockholder and Board approval. The option grant shall provide the time or times at which the options will be exercisable.

Purchased Stock. Subject to Board approval, the Committee has the authority to sell shares of common stock to employees and non-employee directors on such terms as it may establish. Subject to Board approval, the Committee may determine the price per share of common stock to be purchased, which price may be equal to or less than the fair market value. The purchase price of any purchased stock must be paid in cash.

Bonus Stock. Subject to Board approval, the Committee has the authority to grant shares of bonus stock to employees and non-employee directors for the performance of services by such individuals without additional consideration except as may be required by the terms of the grant.

Stock Appreciation Rights. Subject to Board approval, the Committee may grant stock appreciation rights (rights to receive the excess of the fair market value of the common stock on the date of exercise over the grant price, which grant price shall not be less than the fair market value of the common stock on the date of grant) in either cash or shares of common stock. The award may provide that the excess may not exceed a specified amount. Stock appreciation rights may be granted independently or in combination with an option. A stock appreciation right granted in connection with an option may be made at the time of the grant of the option or at any time thereafter, but prior to the expiration thereof, and shall entitle a Plan participant, upon exercise thereof, to surrender the option, or any portion thereof, to the extent not unexercised, and receive a cash payment upon cancellation of the option equal to the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the stock appreciation right. Subject to approval by the Board, the Committee shall determine at the date of grant the time or times at which and the circumstances under which a stock appreciation right may be exercised and the term of such award may not exceed ten years. A stock appreciation right is not transferable (other than by will or the laws of descent and distribution) except, in the case of a stock appreciation right granted with an option, to the extent that the related option is transferable.

Phantom Stock. Subject to approval by the Board, the Committee may grant phantom stock awards, which are rights to receive a specified number of shares of common stock, cash equal to the fair market value of a specified number of shares of common stock, or a combination thereof at the end of a specified deferral period. To the extent the Committee determines that any phantom stock awards constitute performance-based compensation for purposes of Section 162(m) of the Code, such awards may be subject to the

PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

achievement of performance goals as described for performance awards. Subject to approval by the Board, the Committee may also impose restrictions on phantom stock awards, including a risk of forfeiture, which restrictions may lapse at the expiration of the deferral period or at earlier specified times. Unless provided for otherwise, upon termination of employment or services during the applicable deferral period to which forfeiture conditions apply, all phantom stock awards subject to deferral (other than deferral at the election of the participant) will be forfeited; provided that the Committee (with Board approval) may provide that restrictions or forfeiture conditions relating to the phantom stock award will be waived in the event of a termination resulting from specified causes. A phantom stock award is not transferable (other than by will or the laws of descent and distribution) and the term of any such award may not exceed ten years.

Restricted Stock Awards. Subject to approval by the Board, the Committee may grant awards in the form of restricted shares of common stock. These awards are subject to such restrictions as the Committee (with Board approval) may impose including forfeiture, transfer and repurchase restrictions. In no event will the term of any such award exceed ten years. Prior to the lapse of such restrictions, the holder of shares of restricted stock will not be permitted to transfer such shares. The Company will have the right to repurchase restricted shares for the amount of cash paid for such shares, if any, if the participant terminates employment from or services to the Company prior to the lapse of such restrictions or the restricted stock is forfeited by the participant in accordance with the terms of the award. A person to whom a restricted stock award is made has all the rights of a stockholder with respect to such shares including the right to vote the shares and receive dividends or other distributions.

Performance Awards. The Plan authorizes the Committee to grant shares of common stock, cash or a combination thereof to participants upon the attainment of certain performance goals measured over a period of not less than one year nor more than ten years. After the end of each performance period, the Committee will determine the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria. In the case of any performance award granted to the Chief Executive Officer or any of the Company's other four highest paid officers, the performance goals will be objective and meet the requirements of Section 162(m) of the Code, and regulations thereunder, including the requirement that achievement of performance goals be substantially uncertain at the time of grant. It is the Company's intent that performance awards granted to such covered employees will constitute performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.

The performance goals may differ among awards or participants; however, the Committee may not exercise discretion to increase any amount payable under a performance award intended to comply with Section 162(m) of the Code. In establishing performance goals, the Committee may use one or more of the following business criteria on a consolidated basis or for specified subsidiaries, divisions or business or units:

     (i)  Total shareholder return;

     (ii)  Return on assets, equity, capital, capital employed, or investment;

     (iii) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; net operating profits after tax, and net income;

     (iv)  Cash flow, free cash flow, and cash flow return on investment;

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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

     (v) Operational measures including growth in reserves from the prior period and percentage or absolute increase in production from the prior period;

     (vi) Levels of cost including finding and development costs, and cash costs (interest expense, G&A, and LOE) expressed in relationship to Mcfe/produced during the Performance Period.

Any of the above goals shall be determined on the absolute or relative basis or as compared to the performance of a published or special index including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

The Committee (with Board approval) will determine the circumstances in which performance awards will be paid or forfeited in the event of termination of a participant prior to the end of a performance period or settlement of a performance award.

Other Stock or Performance-Based Awards. The Plan also permits other stock or performance-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock (including units or securities convertible into shares of our common stock) or cash. The terms and conditions of any such awards will be determined by the Committee, subject to Board approval.

TRANSFERABILITY

Except as otherwise provided in the Plan, no award and no right under the Plan, other than purchased stock, bonus stock or restricted stock as to which restrictions have lapsed are (i) assignable, saleable or transferable by a participant except by will or by the laws of descent and distribution or pursuant to a domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. Any attempted transfer in violation of the Plan will be void and ineffective for all purposes. The Committee may, however, establish rules and procedures to allow the transfer of specific non-qualified stock options for estate planning purposes to one or more immediate family members or related family trusts or partnerships or similar entities.

CHANGE IN CONTROL

Unless otherwise provided in an award, upon the occurrence of a change in control (defined generally as a merger, consolidation or acquisition, sale of all or substantially all of the Company's assets or liquidation), the Committee may, but is not required to, (i) accelerate vesting and the time at which all options and stock appreciation rights then outstanding may be exercised; (ii) waive all restrictions and conditions of all restricted stock and phantom stock then outstanding; or (iii) determine to amend performance awards and other stock or performance-based awards, or substitute new performance awards and other stock or performance-based awards in consideration of the cancellation of outstanding performance awards and any other stock or performance-based awards, to ensure that such awards become fully vested, deemed earned in full and paid to the participants.

TERMINATION, DEATH AND DISABILITY

Unless the award provides to the contrary, any option or restricted stock which is not otherwise vested shall vest upon (i) termination of an employee or removal of a non-employee director without cause, (ii) termination, removal or resignation of any employee or non-employee director for any reason within one year of a change in control or (iii) upon death or disability.

Unless otherwise provided for in an award, if the employment of an employee or service of a non-employee director is terminated under any circumstances that do not cause the participant to

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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

become fully vested in an award, any nonvested award outstanding at the time of such termination will terminate and no further vesting will occur. The participant will be entitled to exercise his or her rights with respect to any portion of the award which is vested until the earlier of (i) the expiration date set forth in the award or (ii) one year after the termination date (three
(3) months after termination in the case of an incentive stock option); provided, however, that in the event of death or disability of a participant after termination of employment or service and before the expiration of an award shall occur twelve moths after the date of such death or disability. Notwithstanding the foregoing, no award may be exercised after a participant has been terminated or removed for cause.

Subject to approval by the Board, the Committee may provide for the continuation of any award for such period and upon such terms as it determines in the event the participant ceases to be an employee or non-employee director.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR REORGANIZATION

The type or number of a class of shares authorized under the Plan or subject to an award, and/or the exercise or purchase price applicable to an award will be appropriately adjusted in the event of a subdivision or consolidation of shares, payment of stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, or in the event of a reorganization, merger, consolidation or recapitalization. Such adjustments shall be made by the Committee, subject to approval by the Board.

AMENDMENT OR TERMINATION OF THE PLAN AND AMENDMENT OF AWARDS

Except with respect to awards then outstanding, if not sooner terminated by the Board, the Plan will terminate upon, and no further awards shall be made, after the tenth anniversary of the date the Plan is approved by the stockholders. The Board may amend, suspend or terminate the Plan; provided, however, that no amendment, suspension or termination of the Plan may, without the consent of the holder of an award, terminate such award or adversely affect such person's rights in any material respect. Moreover, no amendment to the Plan will be effective prior to its approval by the stockholders to the extent such approval is required by applicable law, the requirements of the New York Stock Exchange or any securities exchange on which the stock may be listed. The Board may, however, amend the Plan as necessary to permit awards to meet the requirements of the Code or other applicable laws.

Subject to the restrictions set forth in the Plan and subject to Board approval, the Committee may amend any outstanding award and may waive or accelerate any requirement or condition that is not mandatory under the Plan; however, except in the case of a change in control, the Committee may not waive or accelerate any term or condition of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code if such discretion would cause the award not to so qualify. The Committee may not amend any outstanding award in a manner that would adversely affect in any material respect the rights of a Plan participant without such participant's consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

In General. The Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The following summary is based on the applicable provisions of the Code, as currently in effect and the income tax regulations and proposed income tax regulations issued thereunder.

PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

Status of Options. Options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences both to the option holder and to the Company differ depending on whether an option is an incentive stock option or a non-qualified stock option.

Nonqualified Options. No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. The amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a non-qualified stock option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of common stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of common stock.

Upon an option holder's exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Code, as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the shares of common stock.

If the shares of common stock received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six (6) months of the exercise of a non-qualified stock option.

Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two (2) years from the date the option was granted or within one (1) year after the shares of common stock were transferred to the option holder (the "Holding Period") and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three (3) months before the date of exercise, or 12 months before the date of exercise if employment ceases due to disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding

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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a "Disqualifying Disposition"), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income and subject to employment taxes. In such event, subject to the application of Section 162(m) of the Code, as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder's taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of shares of common stock previously acquired by the option holder having a fair market value equal to the option price ("Previously Acquired Shares"), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of common stock. The option holder's basis and holding period in the number of shares of common stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of shares of common stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder's basis in such excess shares of common stock would be equal to their fair market value at the time of exercise. The option holder's holding period in such excess shares of common stock begins on the date the option holder acquires those shares of common stock.

PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan ("Statutory Option") and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder's basis and holding period in the number of shares of common stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares, (ii) the option holder's basis in the number of shares of common stock received in excess of the number of Previously Acquired Shares used would be zero, (iii) the option holder's holding period in such excess shares of common stock begins on the date the option holder acquires those shares of common stock and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of common stock so received, the shares with the lowest basis would be treated as disposed of first.

Purchased Stock. The grant of purchased stock will produce immediate tax consequences for both the participant and the Company if the consideration paid is less than the fair market value of the stock purchased. The participant will be treated as having received ordinary compensation income in an amount equal to the excess of the then fair market value of the common stock awarded over the amount, if any, paid for such shares. Subject to application of Section 162(m) of the Code, as discussed below, the Company will receive a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

Bonus Stock. In general, a participant will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of Section 162(m) of the Code, as discussed below, the Company will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income at the time the cash or stock is received. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code, described below, the Company will be entitled to a deduction at the same time and in the same amount as the income recognized by the Plan participant.

Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and the Company will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award (called an "83(b)" election). When the restrictions lapse without an 83(b) election by the participant, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such

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PROPOSAL NO. 2
APPROVAL OF REMINGTON OIL AND GAS
CORPORATION'S 2004 STOCK INCENTIVE PLAN -- CONTINUED

time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

The 83(b) election, if made, must be made within 30 days after the restricted stock is granted to the participant. Any dividends paid on the restricted stock prior to vesting will be treated as additional compensation income subject to ordinary income rates and employment taxes (and the Company will get a corresponding deduction) if the participant does not make an 83(b) election. If the participant makes an 83(b) election, any dividends paid on the restricted stock will be taxed at the dividends rate. The participant's holding period for purposes of determining short-term or long-term capital gain will begin when the restricted stock vests if the participant does not make an 83(b) election. The holding period begins when the restricted stock is transferred to the participant if the participant makes an 83(b) election. The participant's basis in his shares is the fair market value on the date the shares vest if no 83(b) election was made. If the participant makes an 83(b) election, his basis is the fair market value on the date of the grant.

Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead the fair market value of the common stock or the cash received will be taxable as ordinary compensation income with respect to a performance award, on the date that the stock or cash is transferred to the participant or in the case of a performance award of restricted stock, the stock vests. Subject to the application of Section 162(m) of the Code, as discussed below, the Company will be entitled to a deduction for a corresponding amount. A grantee of a performance award of restricted stock may elect to recognize ordinary income at the time the stock is received by making an 83(b) election as described above.

Other Stock or Performance-based Awards. The tax consequences of other types of "stock or performance-based awards" will depend upon the nature and terms of the awards.

WITHHOLDING FOR TAXES

No common stock shall be issued under the Plan until arrangements satisfactory to the Company have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Committee, such arrangements may include allowing the participant to tender to us shares of common stock already owned by the participant or to request us to withhold shares of common stock being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.

ADDITIONAL TAX CONSEQUENCES

Section 162(m) of the Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance based" compensation under
Section 162(m)(4)(C) of the Code, are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

PERFORMANCE GRAPH

The following performance graph compares the performance of our common stock to the indices indicated below for the Company's last five fiscal years. The graph assumes that the value of an investment in our common stock and in each index was $100 at December 31, 1998, and that all dividends were reinvested.

                                    (GRAPH)

--------------------------------------------------------------------------------------------------
                       12/31/1998   12/31/1999   12/31/2000   12/31/2001   12/31/2002   12/31/2003
--------------------------------------------------------------------------------------------------
REMINGTON                100.00       121.57       407.84       542.75       514.82       617.73
NYSE U.S.                100.00       109.50       113.80       105.20        86.30       110.20
NYSE O&G                 100.00       127.00       210.00       116.50       112.80       153.90
NASDAQ U.S.              100.00       185.40       111.80        88.70        61.30        91.70
NASDAQ O&G               100.00       103.20       214.50       160.70       159.60       282.00

From December 28, 1998, through June 19, 2002, our common stock traded on the Nasdaq Stock Exchange under the symbol ROIL. Since June 20, 2002, our common stock has traded on the New York Stock Exchange under the symbol REM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Ownership of Certain Beneficial Owners

As of April 2, 2004, the following persons held shares of the Company's common stock in amounts totaling more than 5% of the total shares of common stock outstanding. This information was furnished to us by such persons or statements filed with the Commission.

                                                           SHARES OF
NAME AND ADDRESS OF                                       COMMON STOCK         PERCENT OF
BENEFICIAL OWNER                                       BENEFICIALLY OWNED     COMMON STOCK
-------------------                                    ------------------     ------------
J.R. Simplot.........................................  5,425,928                 20.1%
999 Main Street
Boise, Idaho 83702
Royce & Associates LLC...............................  1,608,300                  6.0%
1414 Avenue of Americas
New York, New York 10019

  Ownership of Management

The number of shares of the Company's common stock beneficially owned as of April 2, 2004, by directors of the Company, each officer listed in the compensation table on page 13, and as a group comprising all directors and executive officers, are set forth in the following table. This information was furnished to the Company by such persons.

                                      SHARES OF          OPTIONS
                                     COMMON STOCK      EXERCISABLE                  PERCENT OF
                                     BENEFICIALLY   WITHIN 60 DAYS OF                 COMMON
NAME                                    OWNED         APRIL 2, 2004       TOTAL       STOCK
----                                 ------------   -----------------   ---------   ----------
J. Burke Asher.....................     21,994             76,500          98,494           *
Gregory B. Cox.....................     48,546             51,787         100,333           *
Steven J. Craig....................     37,536             24,033          61,569           *
John E. Goble, Jr. ................     29,652             94,167         123,819           *
William E. Greenwood...............     31,265            120,000         151,265           *
Robert P. Murphy...................     50,697            138,237         188,934           *
David E. Preng.....................     65,654            130,833         196,487           *
Thomas W. Rollins..................     23,412             95,000         118,412           *
Alan C. Shapiro....................     21,149            120,833         141,982           *
James A. Watt......................    139,191            253,514         392,705        1.4%
All directors and executive
  officers as a group (11
  persons).........................    499,075          1,114,904       1,613,979        5.7%

---------------

* Less than one percent of the outstanding shares.

The following table presents information about our equity compensation plans at December 31, 2003:

                                  NUMBER OF SECURITIES
                                      TO BE ISSUED         WEIGHTED AVERAGE
                                    UPON EXERCISE OF      EXERCISE PRICE OF     NUMBER OF SECURITIES
                                  OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REMAINING AVAILABLE
                                  WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    FOR FUTURE ISSUANCE
                                  --------------------   --------------------   --------------------
PLAN CATEGORY                             (A)                    (B)                    (C)
-------------                     --------------------   --------------------   --------------------
Equity compensation plans
  approved by stockholders......       2,334,353                $10.93                164,013
Equity compensation plans not
  approved by stockholders......         259,636                $ 0.00                      0
                                       ---------                ------                -------
Total...........................       2,593,969                $ 9.84                164,013
                                       =========                ======                =======

The information above regarding equity compensation plans not approved by the stockholders includes contingent one-time stock grants made in 1999 to all employees and directors, which include the following significant attributes:

- Shares awarded based on annual base salary as of June 17, 1999, or in the case of non-employee directors $100,000, divided by $4.19 (the closing price on June 17, 1999).

- In order for the grants to become effective, our common stock had to close at or above $10.42 per share for 20 consecutive trading days within 5 years of the grant date (the "trigger event").

- The trigger event was achieved on January 24, 2001.

- 686,472 shares were awarded. As of December 31, 2003, 385,989 shares have vested, and 40,847 shares have been forfeited. Of the remaining 259,636 shares, 65,563 shares vest on June 17, 2004, and 194,073 shares vest 1/3 on each successive January 17 beginning January 17, 2004.

- Each employee and director must remain an employee or director during his/her respective vesting schedule in order to receive the shares.

- In the event of death, or a change of control a participant's shares will fully vest. In the event of the long-term disability of an employee, the employee's shares will fully vest.

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

None.

AUDIT COMMITTEE CHARTER

PURPOSE AND RESPONSIBILITIES

The Audit Committee is a standing committee of the Board of Directors. Its purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, including assisting the Board of Directors oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the Company's Registered Public Accounting Firm's qualifications and independence, and (4) the performance of the Company's internal audit function and the Company's Registered Public Accounting Firm, and preparing the Audit Committee Report that the Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

In carrying forth this purpose, the Audit Committee, as a committee of the Board of Directors shall be directly responsible for the appointment, compensation, and oversight of the work of the Company's Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit report and related work. The Company's Registered Public Accounting Firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to retain and terminate the Company's Registered Public Accounting Firm, and to approve all audit engagement fees and terms and all significant non-audit engagements with a Registered Public Accounting Firm. The Audit Committee may, but is not required to, seek the input of the Company's management as to such matters, provided that the Audit Committee's responsibilities are not delegated to management. No engagement by the Company of a Registered Public Accounting Firm in connection with an audit, quarterly reviews or other material non-audit related work shall be valid unless the engagement letter relating to such work has been executed by the Chairperson of the Audit Committee. As used throughout this Audit Committee Charter, the term "Registered Public Accounting Firm" shall have the meaning set forth in the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and shall also mean independent public accountants until such time as independent public accountants used by the Company become Registered Public Accounting Firms as required under the Sarbanes-Oxley Act. Unless the context otherwise requires, as used in this Audit Committee Charter, the term "Registered Public Accounting Firm" shall refer to the Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit opinion on the consolidated financial statements of the Company.

The Audit Committee shall have the ultimate power of determination regarding issues of the qualifications, performance and independence of the Company's Registered Public Accounting Firm and shall prepare the Audit Committee Report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Audit Committee shall establish a P.O. Box or address independent of the Company in order to receive communications addressed to the Audit Committee. This address shall be published in the Company's Proxy Statement and posted on its website.

ORGANIZATION

- Appointment and Term. The members of the Audit Committee shall be appointed annually by the vote of the majority of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee. Except for the prior resignation or removal, each member of the Audit Committee shall serve on the Audit Committee until his or her term of office as a director of the Company expires.

- Composition. The Audit Committee shall be composed of three Independent Directors.

- Eligibility. Only Independent Directors who receive only director fees and expense reimbursement from the Company as compensation may be members of the Audit Committee and only members of the

  Audit Committee may vote on matters before the Audit Committee. Decisions of the Audit Committee shall require the affirmative vote of a majority of members of the Audit Committee.

- Qualifications. All members of the Audit Committee must be financially literate, and the Chairperson of the Audit Committee shall have a background in financial reporting, accounting, auditing, or finance

- Audit Committee Financial Expert. The Audit Committee shall have an "Audit Committee Financial Expert" on the Committee and the Company shall disclose in its Annual Report on Form 10-K and its Proxy Statement for the Annual Meeting that there is an "Audit Committee Financial Expert" on the Audit Committee. The term "Audit Committee Financial Expert" shall have such meaning as promulgated under the regulations in accordance with the Sarbanes-Oxley Act. The "Audit Committee Financial Expert" must understand financial statements and GAAP; have the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; have experience preparing, auditing, analyzing or evaluating financial statements generally comparable to the Company's financial statements, or has experience supervising one or more persons engaged in such activities; understand internal controls and procedures for financial reporting; and understand audit committee functions.

- Independence. All members of the Audit Committee must be Independent (as defined in the Company's By-Laws).

- Appointment of a Chairperson. The Audit Committee shall recommend a Chairperson from among its members to the Board of Directors for approval. It is the responsibility of the Chairperson to schedule all meetings of the Audit Committee and provide the Audit Committee, other members of the Board, and the Company's Secretary with a written notice and written agenda for all meetings.

- Meetings. The Audit Committee shall meet at least four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

- Reporting and Minutes. The Audit Committee shall report to the entire Board of Directors and shall provide all notices and minutes of meetings of the Audit Committee to the Board of Directors. All notices, agendas, and minutes of meetings shall be provided to the Company's management in order for payment of any applicable meeting fees and expenses to be made.

- Power to retain Advisors. The Audit Committee is authorized and empowered to retain such independent advisors, including counsel that the Audit Committee may deem necessary in order to carry out its responsibilities. No engagement shall be a valid act of the committee and no compensation for the services of such advisors shall be paid by the Company unless, prior to such engagement, the Company Secretary was advised of the decision to engage the advisor, a preliminary budget for the engagement of the advisor was submitted to the Company Secretary, the identity of the advisor was made known to the Company Secretary so that conflicts could be checked and independence verified, and the Company Secretary was provided an undertaking by the committee chairperson that any and all letters, reports, and studies prepared by the advisor will be made known and made available to the Company's Board of Directors as a whole.

- Procedures.  The Audit Committee shall establish procedures for:

  -- the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

  -- the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  -- the receipt, retention, and treatment of submissions by attorneys regarding possible violations of securities laws.

- Review of Charter. The Audit Committee shall at least on an annual basis review and update its charter and recommend any changes to the Board of Directors for approval.

- Annual Performance Review. The Audit Committee shall perform an annual performance evaluation of the Audit Committee in accordance with the Company's By-Laws.

OUTSIDE AUDITORS

- At least annually, the Audit Committee shall obtain a report by the Company's Registered Public Accounting Firm responsible for the Company's audit and audit related work which describes:

  -- the Registered Public Accounting Firm's internal quality control procedures,

  -- any material issues raised by the most recent internal quality control review of the Registered Public Accounting Firm,

  -- any material issues raised by any inquiries or investigations by any governmental or quasi-governmental, professional authorities or the Public Company Accounting Oversight Board established pursuant to the Sarbanes-Oxley Act within the preceding five years, respecting one or more of the independent audits carried out by the Registered Public Accounting Firm, and any steps taken to deal with such issues, and

  -- all relationships between the Registered Public Accounting Firm and the Company, so that the Audit Committee may assess the Registered Public Accounting Firm's independence.

- This report from the Registered Public Accounting Firm shall be in addition to an on-going duty of the Registered Public Accounting Firm and the Audit Committee to engage in a continuing dialog regarding any matters, relationships or services that may affect the objectivity of the Registered Public Accounting Firm. In this regard the Audit Committee may require a statement from the Registered Public Accounting Firm on a basis more frequent than annually regarding all relationships between the Registered Public Accounting Firm and the Company. The Audit Committee shall take such action as is appropriate in response to the Registered Public Accounting Firm's report to satisfy itself as to the Firm's independence.

- The Audit Committee shall at least on an annual basis review and evaluate the performance of the Registered Public Accounting Firm's lead partner responsible for the Company's audit and see that such partner is rotated off the Company's audit at least as frequently (5 years) as required by the Sarbanes-Oxley Act. The Company's management and the personnel responsible for the Company's internal audit function should be consulted in relation to this review. The Audit Committee should also consider whether there should be a rotation on a regular basis of the Registered Public Accounting Firm responsible for the Company's audit.

- The Audit Committee should present its conclusions regarding the independence of the Registered Public Accounting Firm to the Board of Directors.

- Subject to ratification by the vote of at least a majority of the members of the Audit Committee, the Chairman of the Audit Committee, in his discretion, may approve up to $50,000 in fees to the Company's Registered Public Accounting Firm arising from matters outside of the primary engagement letter between the Company and firm.

OVERSIGHT RESPONSIBILITIES

- The Audit Committee shall discuss the Company's annual audited financial statements and quarterly financial statements with management and the Registered Public Accounting Firm including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Audit Committee should also review and discuss Company earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

- The Audit Committee shall discuss policies with respect to risk assessment and risk management, and should review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

- The Audit Committee should consider and review with management and the Registered Public Accounting Firm:

  -- the effectiveness of or weaknesses in the Company's internal controls including the Company's internal audit function, computerized information system controls and security, the overall control environment, and accounting and financial controls.

  -- any related significant findings and recommendations of the Registered
     Public Accounting Firm together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

- The Audit Committee shall review with the Registered Public Accounting Firm the coordination of audit efforts to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

- The Audit Committee shall discuss with management and the Company's Registered Public Accounting Firm the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

- The Audit Committee shall set clear hiring guidelines for employees or former employees of the Company's Registered Public Accounting Firm.

- The Audit Committee shall report regularly to the Board of Directors. In doing so, the Audit Committee should review with the full Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's Registered Public Accounting Firm and the performance of the Company's internal audit function.

FINANCIAL REPORTING

- Although it is not the responsibility of the Audit Committee to prepare the Company's financial statements and disclosures, the Audit Committee must review:

  -- major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  -- analyses prepared by the Company's management and or the Registered Public
     Accounting Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on financial statements; and

  -- the effect of regulatory accounting initiatives, as well as any off-balance sheet structures, on the Company's financial statements.

- The Audit Committee shall regularly review with the Company's Registered Public Accounting Firm any audit problems or difficulties encountered in the course of the audit work and the response of the Company's management to such problems or difficulties. Such regular review shall include any restrictions on the scope of the Registered Public Accounting Firm's activities or requested information, and any significant disagreement with management. To that end, the Audit Committee should review and discuss the following items with the Registered Public Accounting Firm:

  -- any accounting adjustments that were noted or proposed by the Registered
     Public Accounting Firm but were "passed" (as immaterial or otherwise);

  -- any communications between the Registered Public Accounting Firm's audit team and the Registered Public Accounting Firm's national office respecting auditing or accounting issues presented by the engagement;

  -- any "management" or "internal control" letter issued, or proposed to be issued, by the Registered Public Accounting Firm to the Company; and

  -- the responsibilities, budget and staffing of the Company's internal audit function.

- The Audit Committee shall review the Company's filings with the Securities and Exchange Commission and other agencies and other published documents containing the Company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

- The Audit Committee shall review with management and the Company's Registered Public Accounting Firm at the completion of the annual examination:

  -- the Company's annual financial statements and related footnotes.

  -- the Registered Public Accounting Firm's audit of the financial statements and their report thereon.

  -- any significant changes required in the Registered Public Accounting Firm's audit plan.

  -- any serious difficulties or disputes with management encountered during the course of the audit.

  -- the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

  -- other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards or applicable standards established by the Public Company Accounting Oversight Board.

  -- review and approve the Company's accounting principles.

- The Audit Committee shall review with management and the Registered Public Accounting Firm at the completion of the quarterly review and the annual audit prior to the filing of the Forms 10-Q and 10-K, respectively, the matters set forth above and other matters contained within Statement of Auditing Standards 61, including, but not limited to, significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and as such standards as may be promulgated by the Public Company Accounting Oversight Board.

AUDIT COMMITTEE REPORT

- In connection with the annual audit of the Company's financial statements and the Audit Committee's discussions with the Company's Registered Public Accounting Firm and the Company's management, the Audit Committee shall provide a report in the Company's proxy statement, no less frequently than required by the rules and regulations of the Securities and Exchange Commission, stating whether the Audit Committee has reviewed and discussed the audited financial statements with management, whether the Audit Committee has discussed with the Registered Public Accounting Firm the matters required to be discussed pursuant to Statement of Auditing Standards 61 and any other applicable standards and whether the Audit Committee has received the written disclosures and the letter from the Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 and has discussed with the Registered Public Accounting Firm its independence.

COMPLIANCE WITH LAWS AND REGULATIONS

- The Audit Committee shall ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

- The Audit Committee shall review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

COMPLIANCE WITH CODES OF ETHICAL CONDUCT

- The Audit Committee shall review and assess the Company's processes for administering those sections of the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics which relate to matters within the purview of the Audit Committee Charter.

- The Audit Committee shall review with the Registered Public Accounting Firm the results of the Registered Public Accounting Firm's review of the Company's monitoring of compliance with the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics, including compliance with the Foreign Corrupt Practices Act.

- The Audit Committee shall review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Registered Public Accounting Firm.

- Procedures for Addressing Complaints about Accounting Matters

  -- The following procedures are established to receive and handle complaints of the Company's employees regarding accounting , internal auditing controls and auditing matters, including complaints regarding attempted or actual circumvention of internal accounting controls or complaints regarding violations of the Company's accounting principles ("Accounting Complaints").

  -- In the discretion of the Audit Committee, the responsibilities of the Audit
     Committee in regard to these procedures may be delegated to the Chairman of the Audit Committee.

  -- An employee of the Company may make an Accounting Complaint directly to the Audit Committee Chairman in writing to the attention of the Audit Committee Chairman at the following address:

     John E. Goble, Jr.
     8144 Walnut Hill Lane
     Suite 982, LB 51
     Dallas, Texas 75231

  -- Any Accounting Complaint correspondence should be clearly marked as an urgent matter for consideration by the Audit Committee. Upon receipt of such a communication, the Audit Committee Chairman will provide the Company's General Counsel with a copy of such correspondence. The General Counsel will summarize the correspondence in reasonable detail including the date of receipt by the Audit Committee Chairman, the nature of the complaint, the specific allegations of the complaint, whether the allegations constitute an Accounting Complaint, and the proposed process of investigation. This correspondence prepared by the General Counsel shall be provided to the Audit Committee Chairman and members of the Audit Committee. The decision whether to initiate any investigation will be with the Audit Committee with the assistance of the General Counsel.

  -- In the event an Accounting Complaint involves or implicates the General
     Counsel, the General Counsel shall recuse himself from the matter, and inform the Audit Committee in writing. The Audit Committee shall promptly after receipt of such recusal appoint outside counsel.

  -- The Audit Committee with the assistance of the General Counsel will investigate any complaint determined to be an Accounting Complaint. Upon completion of the investigation the Audit Committee with assistance of the General Counsel shall prepare a report which includes the result of the investigation. Any report shall be prepared in reasonable detail including and shall be in addition to any information previously provided to the Audit Committee by the General Counsel. The report at a minimum will include a description of the Accounting Complaint, the steps taken in the investigation, any factual findings, and the recommendations for any corrective actions, if any.

  -- All investigations are to be conducted in a confidential manner, so that information will be disclosed only as needed to facilitate review of the investigation materials, or otherwise as required by law.

  -- In conduct of any investigation, the Audit Committee shall have all the powers generally granted it under the Audit Committee Charter.

  -- Consistent with the policies of the Company, the Audit Committee, the General Counsel and the Company's management will not retaliate or attempt to retaliate, and will not tolerate any retaliation or attempted retaliation by any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Complaint, or provides assistance to the Audit Committee, the General Counsel or the Company's management or any other person or group, including any governmental, regulatory or law enforcement body, investigating or otherwise helping to resolve an Accounting Complaint.

  -- Employees of the Company are specifically authorized to make Accounting
     Complaints using the procedures described in this Audit Committee Charter on a confidential or anonymous basis. All Accounting Complaints received from employees will be treated confidentially or anonymously, as applicable, to the extent reasonable and practicable under the circumstances.

  -- The Audit Committee and the General Counsel will retain on a strictly confidential basis for a period of seven years all records relating to any Accounting Complaint and to investigation and resolution thereof. All such records are confidential to the Company and protected by attorney-client privilege and/or the attorney work product doctrine. Such records will be considered privileged and confidential.

  -- The Company will cause these procedures to be communicated to all employees and posted on the Company's website as part of the Company's Audit Committee Charter.

REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN

MAY 24, 2004

                                       B-1
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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE I  INTRODUCTION..............................................   B-4
   1.1   Purpose.....................................................   B-4
   1.2   Definitions.................................................   B-4
   1.3   Shares Subject to the Plan..................................   B-7
   1.4   Administration of the Plan..................................   B-7
   1.5   Amendment and Discontinuance of the Plan....................   B-7
   1.6   Granting of Awards to Participants..........................   B-7
   1.7   Term of Plan................................................   B-8
   1.8   Leave of Absence............................................   B-8

ARTICLE II  NON-QUALIFIED STOCK OPTIONS..............................   B-8
   2.1   Eligibility.................................................   B-8
   2.2   Exercise Price..............................................   B-8
   2.3   Terms and Conditions of Options.............................   B-8
   2.4   Option Repricing............................................   B-9
   2.5   Amendment...................................................   B-9
   2.6   Acceleration of Vesting.....................................  B-10

ARTICLE III  INCENTIVE OPTIONS.......................................  B-10
   3.1   Eligibility.................................................  B-10
   3.2   Exercise Price..............................................  B-10
   3.3   Dollar Limitation...........................................  B-10
   3.4   10% Stockholder.............................................  B-10
   3.5   Options Not Transferable....................................  B-10
   3.6   Compliance with 422.........................................  B-10
   3.7   Limitations on Exercise.....................................  B-10

ARTICLE IV  PURCHASED STOCK..........................................  B-11
   4.1   Eligible Persons............................................  B-11
   4.2   Purchase Price..............................................  B-11
   4.3   Payment of Purchase Price...................................  B-11

ARTICLE V  BONUS STOCK...............................................  B-11

ARTICLE VI  STOCK APPRECIATION RIGHTS AND PHANTOM STOCK..............  B-11
   6.1   Stock Appreciation Rights...................................  B-11
   6.2   Phantom Stock Awards........................................  B-12

ARTICLE VII  RESTRICTED STOCK........................................  B-12
   7.1   Eligible Persons............................................  B-12
   7.2   Restricted Period and Vesting...............................  B-12

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED


ARTICLE VIII  PERFORMANCE AWARDS.....................................  B-13
   8.1   Performance Awards..........................................  B-13
   8.2   Performance Goals...........................................  B-13

ARTICLE IX  OTHER STOCK OR PERFORMANCE-BASED AWARDS..................  B-15

ARTICLE X  CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS...............  B-15
  10.1   General.....................................................  B-15
  10.2   Stand-Alone, Additional, Tandem, and Substitute Awards......  B-15
  10.3   Term of Awards..............................................  B-16
  10.4   Form and Timing of Payment under Awards; Deferrals..........  B-16
  10.5   Vested and Unvested Awards..................................  B-16
  10.6   Exemptions from Section 16(b) Liability.....................  B-16
  10.7   Securities Requirements.....................................  B-16
  10.8   Transferability.............................................  B-17
  10.9   Rights as a Stockholder.....................................  B-17
  10.10  Listing and Registration of Shares of Common Stock..........  B-17
  10.11  Termination of Employment, Death and Disability.............  B-17
  10.12  Change in Control...........................................  B-18

ARTICLE XI  WITHHOLDING FOR TAXES....................................  B-18

ARTICLE XII  MISCELLANEOUS...........................................  B-19
  12.1   No Rights to Awards.........................................  B-19
  12.2   No Right to Employment......................................  B-19
  12.3   Governing Law...............................................  B-19
  12.4   Severability................................................  B-19
  12.5   Other Laws..................................................  B-19

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

                                   ARTICLE I
                                  INTRODUCTION

1.1 PURPOSE. The Remington Oil and Gas Corporation 2004 Stock Incentive Plan (the "Plan") is intended to promote the interests of Remington Oil and Gas Corporation, a Delaware corporation, (the "Company") and its stockholders by encouraging Employees and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

1.2 DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any "parent corporation" of the Company (as defined in section 424(e) of the Code), (iii) any "subsidiary corporation" of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

     "Awards" means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance Based Awards.

     "Bonus Stock" is defined in Article V.

     "Cause" for termination of any Participant who is a party to an agreement of employment with or services to the Company shall mean termination for "Cause" as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define "Cause" or if a Participant is not a party to such an agreement, "Cause" means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or an Affiliate, as the case may be.

     "Change in Control" shall be deemed to have occurred upon any of the following events:

        (i) A merger or consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such a merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

        (ii) The acquisition or holding of direct or indirect beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of securities of the Company representing the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than S-Sixteen Holding Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan, beginning from and after such time S-Sixteen Holding Company shall no longer have direct or indirect beneficial ownership (as so defined) of securities of the Company representing in the aggregate a larger percentage of the total combined voting power of the Company's then issued and outstanding securities than that held by any other person, entity or group;

        (iii) The sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; or

        (iv) The approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

     "Committee" means the Compensation Committee appointed by the Board to administer the Plan or, if none, the Board; provided however, that with respect to any Award granted to a Covered Employee which is intended to be "performance-based compensation" as described in Section 162(m)(4)(c) of the Code, the Committee shall consist solely of two or more "outside directors" as described in Section 162(m)(4)(c)(i) of the Code.

     "Common Stock" means the common stock of the Company, no par value (stated value $.01 per share).

     "Covered Employee" shall mean the Chief Executive Officer of the Company or the four highest paid officers of the Company other than the Chief Executive Officer as described in Section 162(m)(3) of the Code.

     "Disability" means an inability to perform the Participant's material services for the Company for a period of 180 consecutive days during any 365-day period as a result of incapacity due to mental or physical illness, which is determined to be permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Participant (or his guardian) and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's disability.

     "Effective Date" means the date that is (i) adopted by the Board; and (ii) approved by shareholders of the Company, provided that such shareholder approval occurs not more than one-year prior to or after the date of such adoption. The provisions of the Plan are applicable to all Awards granted on or after the Effective Date.

     "Employee" means any common law employee of the Company or an Affiliate.

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

     "Employment" includes any period in which a Participant is an Employee to the Company or an Affiliate.

     "Fair Market Value or FMV Per Share". The Fair Market Value or FMV Per Share of the Common Stock shall be the closing price on the New York Stock Exchange or other national securities exchange or over-the-counter market, if applicable, for the date of the determination, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

     "Incentive Option" means any option that satisfies the requirements of Code
     Section 422 and is granted pursuant to Article III of the Plan.

     "Non-Employee Director" means persons who are members of the Board but who are not Employees of the Company or any Affiliate. Non-Employee Director shall include any non-elected director emeritus serving in an advisory capacity to the Board.

     "Non-Qualified Option" shall mean an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

     "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

     "Option Expiration Date" means the date determined by Committee, which shall not be more than ten years after the date of grant of an Option.

     "Optionee" means a Participant who has received or will receive an Option.

     "Other Stock or Performance-Based Award" means an award granted pursuant to
     Article IX of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

     "Participant" means any Non-Employee Director or Employee granted an Award under the Plan.

     "Performance Award" means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof.

     "Purchased Stock" means a right to purchase Common Stock granted pursuant to Article IV of the Plan.

     "Phantom Shares" means an Award of the right to receive shares of Common Stock issued at the end of a Restricted Period that is granted pursuant to
     Article VI of the Plan.

     "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

     "Restricted Stock" shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the Plan.

     "Spread" means the amount determined pursuant to Section 6.1(a) of the Plan.

     "Stock Appreciation Rights" means an Award granted pursuant to Article VI of the Plan.

                                       B-6
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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

1.3 SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares of Common Stock (subject to adjustment as described below). In addition, during any calendar year, the number of shares of Common Stock issued or reserved for issuance as options under the Plan to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 250,000 shares. Notwithstanding the above, however, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to the Plan and each Participant's proportionate interest shall be maintained substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (i) the number of shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to outstanding Awards, and (iii) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee's determinations shall be subject to approval by the Board. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason whatsoever or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar Award, shall no longer be subject to any further grant under the Plan. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable. No fractional shares shall be issued under the Plan; payment for any fractional shares shall be made in cash.

1.4 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to any Participant, the terms thereof and any amendment thereto shall be subject to approval by the Board.

1.5 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award terminate such Award or adversely affect such person's rights with respect to such Award in any material respect; provided further, however, that any amendment which would constitute a "material revision" of the Plan (as that term is used in the rules of the New York Stock Exchange) shall be subject to shareholder approval.

1.6 GRANTING OF AWARDS TO PARTICIPANTS. Subject to approval of the Board, the Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees and Non-

                                       B-7
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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.

1.7 TERM OF PLAN. If not sooner terminated under the provisions of the Plan, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.8 LEAVE OF ABSENCE. If an Employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an "Employee" for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person's right to re-employment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person's right to re-employment is guaranteed by statute or contract.

                                   ARTICLE II
                          NON-QUALIFIED STOCK OPTIONS

2.1 ELIGIBILITY. All Employees and Non-Employee Directors shall be eligible for grants of Options according to the terms set forth below. Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom Non-Qualified Options were granted.

2.2 EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.3(d).

2.3 TERMS AND CONDITIONS OF OPTIONS. Options shall be in such form as the Committee may from time to time recommend and the Board shall approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions as are not inconsistent with this Article II:

     (a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as may be determined at the time such Option is granted.

     (b) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for (i) the shares being purchased, and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) with the consent of the Committee and subject to such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the Optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

     certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

     (c) Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, and it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee. With Committee approval, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of a Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities.

     (d) Adjustment of Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares and the exercise price as provided in Section 1.3.

     (e) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

2.4 OPTION REPRICING. With Board and shareholder approval, the Committee may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

2.5 AMENDMENT. Subject to Board approval, the Committee may, without the consent of the person or persons entitled to exercise any outstanding Option, amend, modify or terminate such Option; provided, however, such amendment, modification or termination shall not, without such person's consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. Subject to Board approval, the Committee may at any time or from time to time, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times.

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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

2.6 ACCELERATION OF VESTING. Any Option granted hereunder which is not otherwise vested shall vest (unless specifically provided to the contrary in the document or instrument evidencing an Option granted hereunder) upon (i) termination of an Employee or removal of a Non-Employee Director without Cause;
(ii) termination or removal of an Employee or Non-Employee Director for any reason within one (1) year from the effective date of the Change in Control; or
(iii) death or Disability of the Participant.

                                  ARTICLE III
                               INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall NOT be subject to the terms of this
Section III.

3.1  ELIGIBILITY.  Incentive Options may only be granted to Employees.

3.2 EXERCISE PRICE. The exercise price per Share shall not be less than one hundred percent (100%) of the FMV Per Share on the option grant date.

3.3 DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

3.4 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any "parent corporation" of the Company (as defined in Section 424(e) of the Code) or any "subsidiary corporation" of the Company (as defined in Section 424(f) of the Code), then the exercise price per share shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant and the option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

3.5 OPTIONS NOT TRANSFERABLE. No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee.

3.6 COMPLIANCE WITH 422. All Options that are intended to be Incentive Stock Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

3.7 LIMITATIONS ON EXERCISE. No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

                                       B-10
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REMINGTON OIL AND GAS CORPORATION
2004 STOCK INCENTIVE PLAN-CONTINUED

                                   ARTICLE IV
                                PURCHASED STOCK

4.1 ELIGIBLE PERSONS. Subject to approval by the Board, the Committee shall have the authority to sell shares of Common Stock to such Employees and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may recommend and the Board may approve for the particular sale transaction.

4.2 PURCHASE PRICE. Subject to approval by the Board, the price per share of Common Stock to be purchased by a Participant under this Plan shall be determined by the Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase.

4.3 PAYMENT OF PURCHASE PRICE. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.

                                   ARTICLE V
                                  BONUS STOCK

The Committee may, from time to time and subject to the provisions of the Plan and approval by the Board, grant shares of Bonus Stock to Employees or Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration except as may be required by the Committee or pursuant to Article XI. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

                                   ARTICLE VI
                  STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

6.1 STOCK APPRECIATION RIGHTS. All Employees and Non-Employee Directors shall be eligible to receive grants of Stock Appreciation Rights on the following terms and conditions.

     (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over
     (B) the grant price of the Stock Appreciation Right as determined by the Committee (the "Spread"). Notwithstanding the foregoing, the Award may provide, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

     (b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of the amount of the Spread computed pursuant to Subsection 6.1(a) hereof. That Option shall then cease to be exercisable to the extent surrendered.

     (c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall provide for an exercise price per share of Common Stock that is not less than one hundred percent (100%) of the FMV Per Share of Common Stock on the date of grant of the Stock Appreciation Right and shall be exercisable as set forth in the Award agreement governing the Stock Appreciation Right and shall not be transferable (other than by will or the laws of descent and distribution).

     (d) Terms. The Award shall set forth the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on

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     achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

6.2 PHANTOM STOCK AWARDS. All Employees and Non-Employee Directors shall be eligible to receive grants of Phantom Stock Awards, which are rights to receive cash or Common Stock equal to the Fair Market Value of specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

     (a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award or, if permitted by the terms of the Award, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee (with Board approval) may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee (with Board approval) may determine. Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).

     (b) Forfeiture. Except as otherwise may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee (with Board approval) may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee (with Board approval) may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards.

     (c) Performance Goals. To the extent that any Award granted pursuant to this Article VI is intended to constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.

                                  ARTICLE VII
                                RESTRICTED STOCK

7.1 ELIGIBLE PERSONS. All Employees and Non-Employee Directors shall be eligible to receive grants of Restricted Stock.

7.2  RESTRICTED PERIOD AND VESTING.

     (a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as shall be set forth in such Award. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions under circumstances that do not cause such restrictions to lapse or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

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     (b) Notwithstanding the foregoing, unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination of an Employee or removal of a Non-Employee Director without Cause; (ii) termination or removal of an Employee or Non-Employee Director for any reason within one (1) year from the effective date of a Change in Control; or (iii) death or Disability of the Participant.

     (c) Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

        The shares represented by this certificate have been issued pursuant to the terms of the Remington Oil and Gas Corporation 2004 Stock Incentive Plan (as amended and restated) and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is
        set forth in the terms of such plan or award dated           , 20  .

                                  ARTICLE VIII
                               PERFORMANCE AWARDS

8.1 PERFORMANCE AWARDS. All Employees and Non-Employee Directors shall be eligible to receive Performance Awards. Performance Awards may be based on performance criteria measured over a period of not less than one year and not more than ten years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8.2 in the case of a Performance Award granted to a Covered Employee.

8.2 PERFORMANCE GOALS. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.2.

     (a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee and approved by the Board. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance are such that the achievement of performance goals is "substantially uncertain" at the time of grant. Performance Awards shall be granted and/or settled upon achievement of any one or more such performance goals. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

     (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used in establishing performance goals for Performance Awards granted to a Participant:

        (i) Total shareholder return;

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        (ii) Return on assets, equity, capital, capital employed, or investment;

        (iii) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; net operating profits after tax, and net income;

        (iv) Cash flow, free cash flow, and cash flow return on investment;

        (v) Operational measures including growth in reserves from the prior period and percentage or absolute increase in production from the prior period;

        (vi) Levels of cost including finding and development costs, and cash costs (interest expense, G&A, and LOE) expressed in relationship to Mcfe/produced during the Performance Period.

     Any of the above goals shall be determined on the absolute or relative basis or as compared to the performance of a published or special index including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

     (c) Performance Period; Timing for Establishing Performance
     Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than one year and not more than ten years, as specified in the Award. Such periods will be established by the Committee and approved by the Board. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

     (d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award to a Covered Employee if such Award states that it is intended to comply with Section 162(m) of the Code. The Award shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award granted to a Participant and shall be subject to approval by the Board. The Committee may not delegate any responsibility relating to any Performance Awards to a Covered Employee.

     (f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section
     8.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered

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REMINGTON OIL AND GAS CORPORATION
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     Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE IX
                    OTHER STOCK OR PERFORMANCE-BASED AWARDS

All Employees and Non-Employee Directors are eligible to receive Other Stock or Performance-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and approval by the Board, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award.

                                   ARTICLE X
                  CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

10.1 GENERAL. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. All Awards and any amendments thereto shall be subject to the approval of the Board. Any Award or the exercise thereof, shall be subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee (with Board approval) shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. Subject to approval by the Board, the Committee may amend an Award; provided, however, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. Subject to the approval of the Board and the terms of the Plan or Award, the Committee shall retain the power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have a discretion to accelerate or waive any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

10.2  STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS.  Subject to
Section 2.4 of the Plan, Awards granted under the Plan may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any

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Affiliate. Any such action contemplated under this Section 10.2 shall be effective only to the extent that such action will not cause (i) the holder of the Award to lose the protection of Section 16(b) of the Securities Exchange Act of 1934 and rules and regulations promulgated thereunder, or (ii) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance-based compensation.

10.3 TERM OF AWARDS. In no event shall the term of any Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Option under Section 422 of the Code).

10.4 FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement. Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be provided for in the Award agreement or permitted with the consent or at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

10.5 VESTED AND UNVESTED AWARDS. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth in Section 7.2(a), for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned, and (iii) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the Participant. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where
(1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable.

10.6 EXEMPTIONS FROM SECTION 16(b) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Securities Exchange Act of 1934 shall be exempt from Section 16(b) of the Securities Exchange Act of 1934 pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Securities Exchange Act of 1934.

10.7 SECURITIES REQUIREMENTS. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to

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the issuance of shares pursuant to the grant or exercise of an Award, the
Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

10.8  TRANSFERABILITY.

     (a) Non-Transferable Awards. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable, or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.8(a) shall be void and ineffective for all purposes.

     (b) Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

10.9  RIGHTS AS A STOCKHOLDER.

     (a) No Stockholder Rights. Except as otherwise provided in Section 7.2(c), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 7.2(c), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

10.10 LISTING AND REGISTRATION OF SHARES OF COMMON STOCK. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

10.11  TERMINATION OF EMPLOYMENT, DEATH AND DISABILITY.

     (a) Termination of Employment. Except as otherwise provided in the Award or in this Section 10.11, if Employment of an Employee or service of a Non-Employee Director is terminated under circumstances that do not cause the Participant to become fully vested in the Award, any nonvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur. Any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award; or (B) the

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     expiration of twelve (12) months after the date of termination of
     Employment or service in the case of any Award other than an Incentive Option or three (3) months after the date of termination of Employment in the case of an Incentive Option; provided, however, that in the event of death or Disability of a Participant after termination of employment or service and before the expiration of such Award the expiration of the Award shall occur twelve months after the date of such death or Disability; and provided further, however, that in the event of termination of an Employee or removal of a Director for Cause, such Awards shall expire at 12:01 a.m. on the date of termination.

     (b) Continuation. The Committee, subject to the approval of the Board, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee and approved by the Board in the event that a Participant ceases to be an Employee or Non-Employee Director.

10.12 CHANGE IN CONTROL. Unless otherwise provided in the Award and subject to approval by the Board, in the event of a Change in Control:

     (i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised;

     (ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and

     (iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change in Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.

Notwithstanding the above provisions of this Section 10.12, the Committee shall not be required to take any action described in the preceding provisions of this
Section 10.12 and any decision made by the Committee not to take some or all of the actions described in the preceding provisions of this Section 10.12 shall be final, binding and conclusive with respect to the Company and all other interested persons.

                                   ARTICLE XI
                             WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax

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amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

                                  ARTICLE XII
                                 MISCELLANEOUS

12.1 NO RIGHTS TO AWARDS. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

12.3 GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

12.4 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

12.5 OTHER LAWS. The Company may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                       REMINGTON OIL AND GAS CORPORATION

                                  May 24, 2004



              o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o


------------------------------------------------------------------------------------------------------------------------------------
    PLEASE MARK YOUR
    VOTES AS INDICATED
[X] IN THIS EXAMPLE.


                  FOR        WITHHELD
1. Election of                                NOMINEES: John E. Goble, Jr.,     3. In their discretion, the
   Directors.     [ ]          [ ]                      William E. Greenwood,      proxies are authorized
                                                        Robert P. Murphy,          to vote upon such other
For, except vote withheld from the following            David E. Preng,            business as may properly
Nominee(s).                                             Thomas W. Rollins,         come before the meeting.
                                                        Alan C. Shapiro and
--------------------------------------------            James A. Watt

--------------------------------------------

--------------------------------------------

2. Adoption of Remington Oil and Gas Corporation 2004 Stock Incentive Plan.

                  FOR   AGAINST   ABSTAIN
                  [ ]     [ ]       [ ]


Signature(s)                                                                                     Date:                       2004
            ------------------------------------------------- ----------------------------------        -------------------,
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                       REMINGTON OIL AND GAS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Steven J. Craig and J. Burke Asher, or either of them, proxies with the full power of substitution, to vote as set forth herein all shares of common stock of Remington Oil and Gas Corporation (the "Company") held of record by the undersigned as of March 31, 2004, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on May 24, 2004 at 9:00 a.m. central daylight time, and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE ADOPTION OF THE REMINGTON OIL AND GAS CORPORATION 2004 STOCK INCENTIVE PLAN, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         You are encouraged to specify your choices by marking the appropriate box. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                       (TO BE SIGNED ON THE REVERSE SIDE)